Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              6.4215%



        Excess Protection Level
          3 Month Average   5.80%
          May, 2000   5.99%
          April, 2000   5.41%
          March, 2000   6.01%


        Cash Yield                                  19.32%


        Investor Charge Offs                         4.66%


        Base Rate                                    8.67%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,987,826,445.03